                                                                    EXHIBIT 32.1

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with Amendment No. 1 to the Annual Report of Raptor Networks Technology, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2006 (the "Report"), I, Thomas M. Wittenschlaeger, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 20, 2007                          /s/ Thomas M. Wittenschlaeger
                                               --------------------------------
                                               Thomas M. Wittenschlaeger
                                               Chief Executive Officer
                                               (principal executive officer)


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.